SEMIANNUAL REPORT JUNE 30, 2000

Prudential
MoneyMart Assets, Inc.

Fund Type Money Market
Objective Maximum current income consistent with stability of capital and the maintenance of liquidity

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
Prudential MoneyMart Assets, Inc. seeks maximum current income consistent with stability of capital and maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
                              www.prudential.com   (800) 225-1852
Performance at a Glance

Fund Facts                  As of 6/30/00

                  7-Day          Net Asset           Weighted Avg.   Net Assets
               Current Yld.     Value (NAV)           Mat. (WAM)     (Millions)
Class A           6.03%           $1.00                 62 Days        $6,207
Class Z*          6.16%           $1.00                 62 Days        $  271
iMoneyNet, Inc.
Money Fund
(General Purpose)
Avg.**            5.86%           $1.00                  57 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
* Class Z shares are not subject to distribution and service (12b-1) fees.
** iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. (General Purpose) Average category as of June 27, 2000, the closest date to the end of our reporting period.

Weighted Average Maturity Compared to the Average Money Fund

(GRAPH)

(LOGO)                  August 14, 2000

Dear Shareholder,
Prudential's Money Markets Sector team identified and took advantage of good investment opportunities that emerged as money market yields climbed during our six-month review period ended June 30, 2000. The team used credit research, interest-rate analysis, and relative value analysis that enabled Prudential MoneyMart Assets to provide a competitive yield and a stable $1 net asset value.

The seven-day current yield for the Fund's Class A shares was 6.03% on June 30, 2000, compared with 5.86% for the average comparable money market fund tracked by iMoneyNet Data. The following report takes a closer look at developments in the money markets, and explains how the Fund was positioned accordingly.

Lower risk with high-quality investments
Having a conservative, high-quality investment alternative such as a money market fund makes good sense for investors who are concerned about volatile conditions in the financial markets.

Indeed, investors may do well to consider allocating some of their assets to a money market fund as part of their overall investment strategy. For any of life's unexpected events, it is reassuring to have quick access to your money and an investment vehicle that may provide relative safety of principal and liquidity.

Thank you for your continued confidence in Prudential mutual funds.

Yours sincerely,

John R. Strangfeld, President
Prudential MoneyMart Assets, Inc.

Prudential MoneyMart Assets, Inc.

                             Semiannual Report         June 30, 2000

Investment Adviser's Report

As mentioned in our previous letter, adjustable-rate securities accounted for 40% of the Fund's total investments at the end of 1999. We maintained this position for much of our six-month review period that began on January 1, 2000. These securities predominantly carry coupon rates that adjust periodically to reflect changes in London Interbank Offered Rates (LIBORs), which are widely used benchmark rates for such transactions. The difference between the coupon rate and LIBOR is called the "yield spread."

Banks and corporations had issued adjustable-rate securities with unusually high "yield spreads" to attract investors in 1999. Normally, these securities would have been issued toward the end of the year, but in 1999, they were issued long before year-end. This was done because banks and corporations wanted to avoid any complications that might have occurred if computers malfunctioned when switching their internal dates from 1999 to 2000.

After the change of year proceeded smoothly, "yield spreads" on adjustable-rate securities began to decline toward historical norms. This trend enhanced the Fund's relative performance.

Waiting for money market yields to rise
In early 2000, investor attention turned toward February's Federal Reserve meeting. The Fed was expected to increase short-term interest rates, which would drive up borrowing costs for consumers and businesses. Higher interest rates on mortgages, credit cards, and other loans could curb economic activity and help prevent rising inflation. In anticipation of this change in monetary policy, investors began to push yields higher on money market securities.

Our portfolio positioning gave us the flexibility to avoid purchasing longer-term money market securities and to essentially wait for short-term rates to rise to levels commensurate with our expectations for tighter monetary policy. Specifically, the Fund's weighted average maturity (WAM), which began the quarter significantly longer than that of its competitive average, gradually shortened. (WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund.) Shortening the WAM enabled the Fund to have greater flexibility to buy money market securities when sharply higher yields became available later in the spring of 2000.

Fed's bold inflation-fighting tactics
Money market yields moved higher as the Fed increased short-term interest rates by a quarter of a percentage point in February and March. They continued to climb in April and May on expectations that the Fed would tighten monetary policy again when it met on May 16. Indeed on that date, the central bank raised short-term rates by half of a percentage point-its largest increase in more than five years. A statement issued by the Fed after this meeting indicated that it might continue to hike rates.

In light of the Fed's three rate increases, we had bought one-year securities in mid-May, which helped the Fund's WAM lengthen until it was once again in line with its competitive average. It is always difficult to predict when rates will peak, and in hindsight, we should have concentrated our purchases of one-year securities in the last week of May and early June because money market yields seemed to have crested during that time.

In fact, money market yields began to edge lower as June progressed, and data indicated that the U.S. economy seemed to be losing steam. Because of mounting evidence pointing to moderating economic growth, few market participants were surprised when the Fed voted to leave short-term rates unchanged on June 28.

                                 www.prudential.com        (800) 225-1852
Looking Ahead
From June 1999 through May 2000, the Fed has raised short-term rates six times-the first five were quarter-point rate hikes and the sixth was half of a percentage point. We believe the Fed's unusually large half-point rate hike in mid-May could be a signal that the central bank has nearly completed its current round of tightening. The implied yield on federal funds futures has shown shifting market sentiment on whether the Fed is likely to raise short-term rates another quarter of a percentage point later this year. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary. Prudential MoneyMart Assets Fund Management Team

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Bank Notes  1.5%
              Comerica Bank N.A.(b)
    46,000    6.66%, 7/6/01                                        $     46,002,632
              National City Bank of Cleveland
    50,000    6.55%, 1/31/01                                             49,986,073
                                                                   ----------------
                                                                         95,988,705
-------------------------------------------------------------------------------------
Certificates of Deposit - Domestic  1.0%
              Bank of Montreal
    63,463    6.58%, 7/17/00                                             63,463,000
                                                                   ----------------
                                                                         63,463,000
-------------------------------------------------------------------------------------
Certificates of Deposit - Yankee  13.6%
              Bank of Scotland
    50,000    7.13%, 6/29/01                                             49,976,502
              BNP Paribus
    80,000    6.81%, 10/6/00                                             80,000,000
              Canadian Imperial Bank of Commerce
    79,000    6.58%, 7/12/00                                             79,000,000
   150,000    6.75%, 9/19/00                                            150,000,000
   100,000    7.30%, 5/14/01                                            100,000,000
              Credit Suisse First Boston
    65,000    6.74%, 9/14/00                                             65,001,331
              Deutsche Bank A.G.
   200,000    6.075%, 11/24/00                                          199,942,756
              First Union National Bank
    57,000    7.09%, 12/22/00                                            57,000,000
              UBS AG
   100,000    7.125%, 7/5/01                                             99,957,041
                                                                   ----------------
                                                                        880,877,630

    6                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Commercial Paper  52.1%
              Alliance & Leicester PLC
     6,841    6.14%, 7/10/00                                       $      6,830,499
    27,000    6.61%, 9/15/00                                             26,623,230
              Aon Corp.
    42,984    6.61%, 7/12/00                                             42,897,184
              AT&T Corp.,
    54,106    6.59%, 9/5/00                                              53,452,309
              B-One Australia Ltd.
     8,000    6.69%, 8/22/00                                              7,922,693
              Banc One Financial Corp.
    12,100    6.60%, 7/10/00                                             12,080,035
     9,159    6.065%, 8/3/00                                              9,108,080
              Bank of Scotland Treasury Services
    29,000    6.62%, 9/11/00                                             28,616,040
              BankAmerica Corp.
   150,000    6.05%, 8/14/00                                            148,890,833
    35,000    6.71%, 9/13/00                                             34,517,253
              Barton Capital Corp.
    78,000    6.77%, 7/14/00                                             77,809,312
    33,365    6.60%, 7/20/00                                             33,248,779
    23,000    6.60%, 7/21/00                                             22,915,667
              BASF, AG
    65,711    6.60%, 8/17/00                                             65,144,790
    30,000    6.60%, 8/28/00                                             29,681,000
     9,000    6.62%, 9/26/00                                              8,856,015
              Black Forest Funding Corp.
    20,000    6.62%, 7/5/00                                              19,985,289
    25,000    6.55%, 7/7/00                                              24,972,708
              Blue Ridge Asset Funding Corp.
    30,000    6.57%, 7/12/00                                             29,939,775
    10,000    6.60%, 7/25/00                                              9,956,000
              Bradford & Bingley Building Society
    34,000    6.58%, 8/7/00                                              33,770,066

    See Notes to Financial Statements                                      7

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              Brahms Funding Corp.
    83,000    6.705%, 7/28/00                                      $     82,582,614
              British Telecommunications, PLC
    91,000    6.67%, 8/16/00                                             90,224,427
              Centric Capital Corp.
    16,477    6.65%, 8/30/00                                             16,294,380
              CIT Group Holdings, Inc.
    71,000    6.62%, 8/22/00                                             70,321,082
              Citicorp
     9,933    6.60%, 8/3/00                                               9,872,905
    70,586    6.60%, 8/10/00                                             70,068,369
              Clipper Receivables Corp.
    50,000    6.57%, 7/12/00                                             49,899,625
    15,000    6.57%, 7/17/00                                             14,956,200
              Countrywide Home Loans
    15,000    6.76%, 7/14/00                                             14,963,383
    49,000    6.70%, 7/31/00                                             48,726,417
    31,000    6.69%, 8/25/00                                             30,683,154
              Den Norske Bank
    45,000    6.63%, 9/5/00                                              44,453,025
              Dexia CLF Finance Co.
    48,000    6.58%, 7/20/00                                             47,833,307
              Edison Asset Securitization, LLC
   200,000    6.65%, 8/10/00                                            198,522,222
              Enterprise Funding Corp.
    39,524    6.65%, 8/25/00                                             39,122,447
              Falcon Asset Securitization Corp.
    54,000    6.62%, 8/14/00                                             53,563,080
              Forrestal Funding Master Trust
    35,000    6.19%, 7/17/00                                             34,903,711
    25,000    6.56%, 7/21/00                                             24,908,889
    39,000    6.63%, 9/15/00                                             38,454,130
              Fortis Funding, LLC
    50,000    6.14%, 7/6/00                                              49,957,361
    13,665    6.57%, 8/9/00                                              13,567,739

    8                                      See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              General Electric Capital Corp.
    65,000    6.55%, 7/5/00                                        $     64,952,694
   100,000    6.12%, 8/10/00                                             99,320,000
   166,800    6.75%, 2/27/01                                            159,262,725
              General Motors Acceptance Corp.
   176,346    6.57%, 7/6/00                                             176,185,084
              GTE Corp.
    40,970    6.60%, 7/20/00                                             40,827,288
    19,000    6.60%, 7/24/00                                             18,919,883
    32,000    6.62%, 7/25/00                                             31,858,773
    30,000    6.60%, 7/26/00                                             29,862,500
     8,410    6.62%, 7/26/00                                              8,371,337
    39,538    6.62%, 7/27/00                                             39,348,964
    16,900    6.62%, 7/28/00                                             16,816,092
    10,700    6.62%, 8/1/00                                              10,639,004
    25,000    6.62%, 8/3/00                                              24,848,292
    25,500    6.68%, 8/7/00                                              25,324,928
     5,444    6.63%, 8/9/00                                               5,404,899
              Hartford Financial Services Group, Inc.
    22,000    6.65%, 7/14/00                                             21,947,170
    22,000    6.62%, 7/31/00                                             21,878,633
              Homeside Lending, Inc.
    36,000    6.60%, 8/2/00                                              35,788,800
              ING America Insurance Holdings, Inc.
    18,000    6.56%, 7/5/00                                              17,986,880
              International Nederlander U.S. Funding Corp.
    21,100    6.05%, 8/10/00                                             20,958,161
              Merrill Lynch & Co., Inc.
    33,000    6.05%, 8/1/00                                              32,828,079
              National Rural Utilities
    15,000    6.12%, 7/17/00                                             14,959,200
              Nationwide Building Society
    40,000    6.62%, 9/8/00                                              39,492,467
    14,500    6.67%, 12/14/00                                            14,054,036

    See Notes to Financial Statements                                      9

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              New Center Asset Trust
    15,000    6.56%, 7/28/00                                       $     14,926,200
              PNC Funding Corp.
    14,000    6.70%, 8/21/00                                             13,867,117
              Preferred Receivables Funding Corp.
    27,000    6.60%, 7/19/00                                             26,910,900
     7,000    6.62%, 8/3/00                                               6,957,522
              Salomon Smith Barney Holdings, Inc.
    53,000    6.55%, 7/7/00                                              52,942,142
    55,192    6.62%, 9/11/00                                             54,461,258
    70,000    6.62%, 9/20/00                                             68,957,350
              Santander Finance (Delaware), Inc.
    22,590    6.60%, 9/5/00                                              22,316,661
    20,000    6.60%, 9/15/00                                             19,721,333
              Southern Company
    14,000    6.60%, 7/10/00                                             13,976,900
    13,603    6.65%, 7/26/00                                             13,540,181
              Swedbank, Inc.
     5,490    6.06%, 8/17/00                                              5,446,565
              Sweetwater Capital Corp.
    44,000    6.58%, 7/17/00                                             43,871,324
              Tribune Company
    67,000    6.57%, 8/1/00                                              66,620,948
              Unifunding, Inc.
     8,000    6.60%, 7/24/00                                              7,966,267
              Variable Funding Capital Corp.
   200,000    6.65%, 7/28/00                                            199,002,500
                                                                   ----------------
                                                                      3,374,417,081
-------------------------------------------------------------------------------------
Loan Participations  0.4%
              Alcoa, Inc.
    10,000    6.62%, 7/18/00                                             10,000,000
              National Rural Utilities
    16,000    6.65%, 8/7/00                                              16,000,000
                                                                   ----------------
                                                                         26,000,000

    10                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Other Corporate Obligations  28.3%
              Abbey National Treasury Services PLC(b)
    80,000    6.24813%, 7/24/00                                    $     79,997,044
              American Express Centurion Bank(b)
    62,000    7.01%, 7/10/00                                             62,000,000
              Bank One Corp.(b)
    47,000    6.85875%, 8/21/00                                          47,000,000
              Centex Home Mortgage, LLC(b)
    24,000    6.79125%, 10/20/00                                         24,000,000
              CIT Group, Inc.(b)
    49,000    6.67625%, 7/16/01                                          48,929,389
              Citicorp(b)
    10,000    6.68375%, 8/2/00                                           10,000,000
              Comerica Bank N.A.(b)
    29,000    6.5725%, 6/7/01                                            28,991,872
              Conseco Finance Vehicle Trust 1999(b)
    36,799    6.81125%, 1/5/01                                           36,798,904
              Chrysler N.A. Holding Corp.(b)
    27,000    6.53425%, 7/6/00                                           26,999,519
              Diageo Capital, PLC
   124,100    6.24%, 12/4/00                                            124,046,707
              Dover Corp.(b)
    30,000    6.8475%, 2/28/01                                           30,000,000
              First Chicago Corp.(b)
    48,000    6.86875%, 5/21/01                                          48,010,561
              First Union National Bank(b)
    57,000    6.2825%, 7/21/00                                           57,000,000
              Ford Motor Credit Co.(b)
   120,000    6.72875%, 8/18/00                                         119,987,249
   181,000    6.77%, 10/2/00                                            180,955,082
              Goldman Sachs Group LP(b)
   287,000    6.92438%, 7/13/01                                         287,000,000
              J.P. Morgan and Co., Inc.(b)
   100,000    6.64%, 3/16/01                                            100,000,000

    See Notes to Financial Statements                                     11

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
              Key Bank, N.A.(b)
     7,000    6.33125%, 7/17/00                                    $      7,000,226
              Restructured Asset Security(b)
   132,000    6.73625%, 9/6/00                                          132,000,000
              Strategic Money Market Trust(b)
   179,000    6.40%, 9/13/00                                            179,000,000
              Short Term Repack Asset Trust 1998-E(b)
    25,000    6.74875%, 8/18/00                                          25,000,000
              Travelers Insurance Company(b)
    25,000    6.32%, 7/6/00                                              25,000,000
              U.S. Bank, N.A.(b)
    54,000    6.58125%, 7/21/00                                          53,998,547
    13,000    6.6975%, 9/20/00                                           12,999,629
              Westpac Banking Corp.(b)
    90,000    6.6975%, 10/4/00                                           89,982,479
                                                                   ----------------
                                                                      1,836,697,208
-------------------------------------------------------------------------------------
U.S. Agencies  2.3%
              Federal Home Loan Banks(b)
   150,000    6.189%, 4/19/01                                           149,941,200
                                                                   ----------------
              Total Investments  99.2%
               (amortized cost $6,427,384,824)                        6,427,384,824
              Other assets in excess of liabilities  0.8%                49,998,214
                                                                   ----------------
              Net Assets  100%                                     $  6,477,383,038
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
    12                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2000 was as follows:
Commercial Banks.......................................................   36.1%
Asset Backed Securities................................................   15.2
Motor Vehicle..........................................................    7.8
Security Brokers & Dealers.............................................    7.7
Short-Term Business Credit.............................................    7.5
Bank Holding Company...................................................    7.0
Phone Communication....................................................    5.7
Federal Credit.........................................................    2.3
Beverages..............................................................    2.0
Mortgage Bankers.......................................................    1.8
Chemical and Allied....................................................    1.6
Fire Insurance.........................................................    1.5
Newspaper Publishing...................................................    1.0
Accidental & Health Insurance..........................................    0.7
Construction Machine & Equipment.......................................    0.5
Electric Industry......................................................    0.4
Life Insurance.........................................................    0.4
                                                                         -----
                                                                          99.2
Liabilities in excess of other assets..................................    0.8
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential MoneyMart Assets, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                             $6,427,384,824
Cash                                                                      42,006
Receivable for Fund shares sold                                      174,150,609
Interest receivable                                                   28,251,316
Deferred expenses and other assets                                       103,530
                                                                  --------------
      Total assets                                                 6,629,932,286
                                                                  --------------
LIABILITIES
Payable for Fund shares reacquired                                   139,834,620
Dividends payable                                                      5,617,623
Accrued expenses                                                       5,151,781
Management fee payable                                                 1,607,736
Distribution fee payable                                                 337,488
                                                                  --------------
      Total liabilities                                              152,549,248
                                                                  --------------
NET ASSETS                                                        $6,477,383,038
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares
      authorized for issuance)                                    $    6,477,383
   Paid-in capital in excess of par                                6,470,905,655
                                                                  --------------
Net assets, June 30, 2000                                         $6,477,383,038
                                                                  --------------
                                                                  --------------
Class A:
   Net asset value, offering price and redemption price per
      share ($6,206,752,798 / 6,206,752,798 shares of common
      stock issued and outstanding)                                        $1.00
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($270,630,240 / 270,630,240 shares of common
      stock issued and outstanding)                                        $1.00
                                                                  --------------
                                                                  --------------

    14                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 209,185,343
                                                                    -------------
Expenses
   Management fee                                                      10,170,311
   Distribution fee--Class A                                            4,052,780
   Transfer agent's fees and expenses                                   6,979,000
   Reports to shareholders                                                550,000
   Registration                                                           274,000
   Custodian's fees and expenses                                           94,000
   Insurance                                                               61,000
   Director's fees and expenses                                            19,000
   Audit fees and expenses                                                 18,000
   Legal fees and expenses                                                 17,000
   Miscellaneous                                                           83,453
                                                                    -------------
      Total expenses                                                   22,318,544
                                                                    -------------
Net investment income                                                 186,866,799
                                                                    -------------
NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                                   69
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 186,866,868
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     15

       Prudential MoneyMart Assets, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months
                                                   Ended            Year Ended
                                               June 30, 2000     December 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   186,866,799    $    299,932,281
   Net realized gain (loss) on investment
      transactions                                         69             (75,947)
                                              ---------------    -----------------
   Net increase in net assets resulting
      from operations                             186,866,868         299,856,334
                                              ---------------    -----------------
Dividends and distributions to shareholders
(Note 1)
      Class A                                    (179,410,162)       (289,099,677)
      Class Z                                      (7,456,706)        (10,756,657)
                                              ---------------    -----------------
                                                 (186,866,868)       (299,856,334)
                                              ---------------    -----------------
Fund share transactions (Note 4)
(at $1.00 per share)
   Proceeds from shares sold                   19,886,680,442      32,858,644,444
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 172,626,371         284,993,693
   Cost of shares reacquired                  (20,235,038,799)    (32,854,846,473)
                                              ---------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions               (175,731,986)        288,791,664
                                              ---------------    -----------------
Total increase (decrease)                        (175,731,986)        288,791,664
NET ASSETS
Beginning of period                             6,653,115,024       6,364,323,360
                                              ---------------    -----------------
End of period                                 $ 6,477,383,038    $  6,653,115,024
                                              ---------------    -----------------
                                              ---------------    -----------------

    16                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

      The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
                                                                          17

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Dividends and Distributions:    All of the Fund's net investment income
and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, PIC is paid by PIFM at an annual rate of .250 of 1% of the Fund's average daily net assets up to $50 million and .135 of 1% of the Fund's average daily net assets in excess of $50 million. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Z shares of the Fund. The Fund reimburses the distributors for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 2000, the
    18

       Prudential MoneyMart Assets, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Fund incurred fees of approximately $6,694,000 for the services of PMFS. As of June 30, 2000, approximately $1,128,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares.

      Transactions in shares of common stock (at $1 per share) were as follows:

                                                      Six months ended      Year ended
                                                          June 30,         December 31,
                                                            2000               1999
                                                      ----------------    ---------------
Class A
---------------------------------------------------
Shares sold                                             19,380,819,784     32,041,675,513
Shares issued in reinvestment of dividends and
  distributions                                            165,587,476        274,562,853
Shares reacquired                                      (19,733,240,119)   (32,074,696,386)
                                                      ----------------    ---------------
Net increase (decrease) in shares outstanding             (186,832,859)       241,541,980
                                                      ----------------    ---------------
                                                      ----------------    ---------------
Class Z
---------------------------------------------------
Shares sold                                                505,860,658        816,968,930
Shares issued in reinvestment of dividends and
  distributions                                              7,038,895         10,430,840
Shares reacquired                                         (501,798,680)      (780,150,080)
                                                      ----------------    ---------------
Net increase in shares outstanding                          11,100,873         47,249,690
                                                      ----------------    ---------------
                                                      ----------------    ---------------

       Prudential MoneyMart Assets, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $        1.000
Net investment income and net realized gains                                 .027
Dividends and distributions to shareholders                                 (.027)
                                                                  ----------------
Net asset value, end of period                                     $        1.000
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                              2.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $    6,206,753
Average net assets (000)                                           $    6,520,077
Ratios to average net assets:
   Expenses, including distribution fee                                       .66%(b)
   Expenses, excluding distribution fee                                       .54%(b)
   Net investment income                                                     5.54%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Annualized.
    20                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
---------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
      1999                1998                 1997                 1996                 1995
---------------------------------------------------------------------------------------------------------
   $    1.000          $    1.000           $    1.000           $    1.000           $    1.000
         .046                .050                 .050                 .048                 .054
        (.046)              (.050)               (.050)               (.048)               (.054)
----------------    ----------------     ----------------     ----------------     ----------------
   $     1.00          $    1.000           $    1.000           $    1.000           $    1.000
----------------    ----------------     ----------------     ----------------     ----------------
         4.69%               5.06%                5.09%                4.97%                5.51%
   $6,393,586          $6,152,044           $6,863,647           $7,315,223           $7,221,658
   $6,292,031          $6,810,377           $7,121,692           $7,326,023           $6,914,520
          .68%                .69%                 .70%                 .71%                 .69%
          .55%                .57%                 .58%                 .59%                 .56%
         4.60%               4.95%                4.97%                4.83%                5.38%

    See Notes to Financial Statements                                     21

       Prudential MoneyMart Assets, Inc.
             Financial Highlights

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $      1.000
Net investment income and net realized gains                                .027
Dividends and distributions to shareholders                                (.027)
                                                                  ----------------
Net asset value, end of period                                      $      1.000
                                                                  ----------------
TOTAL RETURN(a)                                                             2.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $    270,630
Average net assets (000)                                            $    264,051
Ratios to average net assets:
   Expenses, including distribution fee                                      .54%(b)
   Expenses, excluding distribution fee                                      .54%(b)
   Net investment income                                                    5.66%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    22                                     See Notes to Financial Statements

       Prudential MoneyMart Assets, Inc.
             Financial Highlights Cont'd.

                             Class Z
------------------------------------------------------------------
        Year Ended December 31,              September 16, 1996(c)
----------------------------------------            Through
   1999           1998           1997          December 31, 1996
------------------------------------------------------------------------
 $  1.000       $  1.000       $  1.000            $   1.000
     .047           .051           .051                 .040
    (.047)         (.051)         (.051)               (.040)
----------     ----------     ----------          ----------
 $  1.000       $  1.000       $  1.000            $   1.000
----------     ----------     ----------          ----------
     4.82%          5.19%          5.22%                4.12%
 $259,529       $212,280       $157,352            $ 149,212
 $227,112       $194,669       $159,508            $ 121,135
      .55%           .57%           .58%                 .59%(c)
      .55%           .57%           .58%                 .59%(c)
     4.74%          5.07%          5.10%                4.86%(c)

    See Notes to Financial Statements                                     23

Prudential MoneyMart Assets, Inc.
                                       www.prudential.com      (800) 225-1852

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target FundsSmall Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential MoneyMart Assets, Inc.     www.prudential.com      (800) 225-1852

Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential MoneyMart Assets, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols           NASDAQ      CUSIP
             Class A   PBMXX     74435H102
             Class Z   PMZXX     74435H201

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

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